EXHIBIT 32
CERTIFICATION OF CHIEF EXECUTIVE OFFICER
AND CHIEF FINANCIAL OFFICER
PURSUANT TO
18 U.C.S. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
Each of the undersigned hereby certifies in his capacity as an officer of Aebi Schmidt Holding AG (the “Company”), pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350 that, to their knowledge:
1.The Quarterly Report on Form 10-Q of the Company for the period ended March 31, 2026 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and
2.The information contained in the Report fairly presents, in all material respects, the financial condition at the end of such period and results of operations of the Company for such period.

Dated: May 14, 2026

/s/ Barend Fruithof
Barend Fruithof
Group Chief Executive Officer
(Principal Executive Officer)

/s/ Marco Portmann
Marco Portmann
Group Chief Financial Officer
(Principal Financial Officer)